SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2006

CCF HOLDING COMPANY

(Exact name of Registrant as Specified in Charter)

Georgia	000-25846	58-2173616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 North Main Street, Jonesboro, Georgia 30236

(Address of Principal Executive Offices)

(770) 478-8881

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 23, 2006, CCF Holding Company (the “Company”), the parent company of Heritage Bank, Jonesboro, Georgia, announced a three-for-two stock split of the Company’s common stock, with shares to be distributed on September 20, 2006 to shareholders of record as of September 6, 2006. The stock split will be accomplished by means of a 50% stock dividend. No fractional shares will be issued, and each shareholder entitled to a fractional share will receive an amount of cash based on the average bid/ask price of the stock as of September 6, 2006. A copy of the announcement is furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 - Press release dated August 23, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CCF HOLDING COMPANY

DATE: August 25, 2006	By:	/s/ Mary Jo Rogers
Mary Jo Rogers
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press release dated August 23, 2006.